Calculation of Filing Fee Tables
F-4
Shell plc
Table 1: Newly Registered and Carry Forward Securities
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
		Debt	4.375% Guaranteed Notes due 2045	457(o)
		Debt	Guarantees of 4.375% Guaranteed Notes due 2045	457(o)
		Debt	2.750% Guaranteed Notes due 2030	457(o)
		Debt	Guarantees of 2.750% Guaranteed Notes due 2030	457(o)
		Debt	4.125% Guaranteed Notes due 2035	457(o)
		Debt	Guarantees of 4.125% Guaranteed Notes due 2035	457(o)
		Debt	4.550% Guaranteed Notes due 2043	457(o)
		Debt	Guarantees of 4.550% Guaranteed Notes due 2043	457(o)
		Debt	4.000% Guaranteed Notes due 2046	457(o)
		Debt	Guarantees of 4.000% Guaranteed Notes due 2046	457(o)
		Debt	2.375% Guaranteed Notes due 2029	457(o)
		Debt	Guarantees of 2.375% Guaranteed Notes due 2029	457(o)
		Debt	3.250% Guaranteed Notes due 2050	457(o)
		Debt	Guarantees of 3.250% Guaranteed Notes due 2050	457(o)
		Debt	3.750% Guaranteed Notes due 2046	457(o)
		Debt	Guarantees of 3.750% Guaranteed Notes due 2046	457(o)
		Debt	3.125% Guaranteed Notes due 2049	457(o)
		Debt	Guarantees of 3.125% Guaranteed Notes due 2049	457(o)
		Debt	3.000% Guaranteed Notes due 2051	457(o)
		Debt	Guarantees of 3.000% Guaranteed Notes due 2051	457(o)
		Debt	2.875% Guaranteed Notes due 2026	457(o)
		Debt	Guarantees of 2.875% Guaranteed Notes due 2026	457(o)
		Debt	2.500% Guaranteed Notes due 2026	457(o)
		Debt	Guarantees of 2.500% Guaranteed Notes due 2026	457(o)
Fees to be Paid	1	Unallocated (Universal) Shelf		457(o)			$ 2,000,000,000.00	0.0001476	$ 295,200.00
		Debt	4.375% Guaranteed Notes due 2045	457(o)
		Debt	Guarantees of 4.375% Guaranteed Notes due 2045	457(o)
		Debt	2.750% Guaranteed Notes due 2030	457(o)
		Debt	Guarantees of 2.750% Guaranteed Notes due 2030	457(o)
		Debt	4.125% Guaranteed Notes due 2035	457(o)
		Debt	Guarantees of 4.125% Guaranteed Notes due 2035	457(o)
		Debt	4.550% Guaranteed Notes due 2043	457(o)
		Debt	Guarantees of 4.550% Guaranteed Notes due 2043	457(o)
		Debt	4.000% Guaranteed Notes due 2046	457(o)
		Debt	Guarantees of 4.000% Guaranteed Notes due 2046	457(o)
		Debt	2.375% Guaranteed Notes due 2029	457(o)
		Debt	Guarantees of 2.375% Guaranteed Notes due 2029	457(o)
		Debt	3.250% Guaranteed Notes due 2050	457(o)
		Debt	Guarantees of 3.250% Guaranteed Notes due 2050	457(o)
		Debt	3.750% Guaranteed Notes due 2046	457(o)
		Debt	Guarantees of 3.750% Guaranteed Notes due 2046	457(o)
		Debt	3.125% Guaranteed Notes due 2049	457(o)
		Debt	Guarantees of 3.125% Guaranteed Notes due 2049	457(o)
		Debt	3.000% Guaranteed Notes due 2051	457(o)
		Debt	Guarantees of 3.000% Guaranteed Notes due 2051	457(o)
		Debt	2.875% Guaranteed Notes due 2026	457(o)
		Debt	Guarantees of 2.875% Guaranteed Notes due 2026	457(o)
		Debt	2.500% Guaranteed Notes due 2026	457(o)
		Debt	Guarantees of 2.500% Guaranteed Notes due 2026	457(o)
Fees Previously Paid	2	Unallocated (Universal) Shelf		457(o)			$ 10,000,000,000.00		$ 1,476,000.00
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 12,000,000,000.00		$ 1,771,200.00
			Total Fees Previously Paid:						$ 1,476,000.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 295,200.00
Offering Note
[1]	The aggregate principal amount of each series of New Notes to be issued will be determined upon completion of the Exchange Offers to which this registration statement relates. By the terms of the Exchange Offers to which the registration statement relates, no more than $12,000,000,000 combined aggregate principal amount will be issued for all series of New Notes. Shell plc will fully and unconditionally guarantee the New Notes issued by Shell Finance US Inc. as to payment of principal, premium (if any), interest and any other amounts due. Pursuant to Rule 457(n) under the Securities Act of 1933, as amended, no separate fee is payable with respect to the guarantees.

[2]	A filing fee of $1,476,000 was previously paid in connection with the initial filing of the Registration Statement on September 5, 2024.